UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 20, 2019

Dell Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way
Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Issuance of New First Lien Notes

On March 20, 2019, two wholly-owned subsidiaries of Dell Technologies Inc. (the “Company”), Dell International L.L.C. and EMC Corporation (together, the “Issuers”), closed their previously announced offering (the “Offering”) of $1,000,000,000 aggregate principal amount of the Issuers’ 4.000% First Lien Notes due 2024 (the “2024 Notes”), $1,750,000,000 aggregate principal amount of the Issuers’ 4.900% First Lien Notes due 2026 (the “2026 Notes”) and $1,750,000,000 aggregate principal amount of the Issuers’ 5.300% First Lien Notes due 2029 (the “2029 Notes” and, together with the 2024 Notes and the 2026 Notes, the “Notes”). The Offering was made in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in the United States only to persons reasonably believed to be “qualified institutional buyers,” as that term is defined in Rule 144A under the Securities Act, or outside the United States pursuant to Regulation S under the Securities Act.

The Notes were issued pursuant to a Base Indenture, dated as of March 20, 2019 (the “Base Indenture”), among the Issuers, the Guarantors (as defined below) and The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”) and as notes collateral agent (in such capacity, the “Notes Collateral Agent”), as supplemented, (i) with respect to the 2024 Notes, by the 2024 Notes Supplemental Indenture No. 1 (the “2024 Notes Supplemental Indenture”), dated as of March 20, 2019, among the Issuers, the Guarantors, the Trustee and the Notes Collateral Agent, (ii) with respect to the 2026 Notes, by the 2026 Notes Supplemental Indenture No. 1 (the “2026 Notes Supplemental Indenture”), dated as of March 20, 2019, among the Issuers, the Guarantors, the Trustee and the Notes Collateral Agent, and (iii) with respect to the 2029 Notes, by the 2029 Notes Supplemental Indenture No. 1 (the “2029 Notes Supplemental Indenture” and, together with the Base Indenture, the 2024 Notes Supplemental Indenture and the 2026 Notes Supplemental Indenture, the “Indenture”)), dated as of March 20, 2019, among the Issuers, the Guarantors, the Trustee and the Notes Collateral Agent.

The Notes are senior secured obligations of the Issuers and rank equal in right of payment with all of the Issuers’ existing and future senior indebtedness and senior in right of payment to all of the Issuers’ existing and future subordinated indebtedness. The Notes are guaranteed on a joint and several unsecured basis by the Company and on a joint and several secured basis by Denali Intermediate, Inc., a wholly-owned subsidiary of the Company (“Denali Intermediate”), Dell Inc., a wholly-owned subsidiary of the Company (“Dell”) and each of Denali Intermediate’s wholly-owned domestic subsidiaries that guarantees obligations under the Company’s senior secured credit facilities (the “Guarantors”). Such note guarantees rank equal in right of payment with all existing and future senior indebtedness of the Guarantors and senior in right of payment to all future subordinated indebtedness of the Guarantors. The Notes and the note guarantees are structurally subordinated to all of the existing and future indebtedness and other liabilities of any existing and future subsidiaries that do not guarantee the Notes, including Denali Intermediate’s non-wholly-owned subsidiaries, foreign subsidiaries, receivables subsidiaries and subsidiaries designated as unrestricted subsidiaries under the senior secured credit facilities.

The Notes and the note guarantees (other than the Company’s note guarantee) are secured on a first-priority basis by substantially all of the tangible and intangible assets of the Issuers and Guarantors that secure obligations under the Company’s senior secured credit facilities on an equal and ratable basis with the senior secured credit facilities and the existing first lien notes. As a result, the Notes and the note guarantees are effectively senior to all of the Issuers’ and the Guarantors’ existing and future unsecured indebtedness and future second lien obligations to the extent of the value of the collateral securing the Notes and the note guarantees. The Notes and the note guarantees are effectively subordinated to certain of the Issuers’ indebtedness that is secured by assets or properties not constituting collateral securing the Notes to the extent of the value of such assets and properties.

Interest on each series of the Notes begins accruing on March 20, 2019, the issue date of the Notes. Interest on the 2024 Notes accrues at a rate of 4.000% per year, payable semi-annually in arrears on January 15 and July 15 of each year, commencing on July 15, 2019. Interest on the 2026 Notes accrues at a rate of 4.900% per year, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on October 1, 2019. Interest on the 2029 Notes accrues at a rate of 5.300% per year, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on October 1, 2019. The interest rate on each series of the Notes is subject to adjustments based on certain credit rating events. The 2024 Notes mature on July 15, 2024, the 2026 Notes mature on October 1, 2026 and the 2029 Notes mature on October 1, 2029.

Prior to (i) June 15, 2024 (the date one month prior to the maturity of the 2024 Notes), in the case of the 2024 Notes, (ii) August 1, 2026 (the date two months prior to the maturity of the 2026 Notes), in the case of the 2026 Notes, and (iii) July 1, 2029 (the date three months prior to the maturity of the 2029 Notes), in the case of the 2029 Notes, the Issuers may, on any one or more occasions, redeem some or all of the Notes of such series at a “make-whole” premium, plus accrued and unpaid interest to the redemption date.

On or after (i) June 15, 2024, in the case of the 2024 Notes, (ii) August 1, 2026, in the case of the 2026 Notes, and (iii) July 1, 2029, in the case of the 2029 Notes, the Issuers may, on any one or more occasions, redeem some or all of the Notes of such series at a price equal to 100% of the aggregate principal amount of the Notes of such series to be redeemed, plus accrued and unpaid interest to the redemption date.

If a change of control triggering event occurs, the holders of the Notes may require the Issuers to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to the repurchase date.

The Indenture contains covenants that impose limitations on, among other things, selling or transferring certain assets, creating liens on certain assets to secure debt, consolidating, merging, selling or otherwise disposing of all or substantially all assets and entering into sale and leaseback transactions. The Indenture also contains customary events of default and covenants for an issuer of investment grade debt securities.

In addition, on March 20, 2019, the Issuers and the Guarantors entered into the registration rights agreement (the “Registration Rights Agreement”) with the initial purchasers of the Notes in connection with the Offering, pursuant to which the Issuers and the Guarantors have agreed to use commercially reasonable efforts to register notes having substantially identical terms as the Notes with the Securities and Exchange Commission (the “SEC”) as part of an offer to exchange such registered notes for the Notes. The Issuers and the Guarantors are obligated to pay additional interest on the Notes if they fail to consummate such an exchange offer within five years after the issue date of the Notes.

The foregoing summaries of the Base Indenture, the 2024 Notes Supplemental Indenture, the 2026 Notes Supplemental Indenture, the 2029 Notes Supplemental Indenture and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of such documents filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, to this Current Report on Form 8-K (including the forms of Notes included therein and filed as Exhibits 4.6, 4.7 and 4.8 hereto), which documents are incorporated herein by reference.

Supplemental Indentures for Existing Senior Notes and Existing Secured Notes

On March 20, 2019, the Issuers entered into (1) the 2021 Notes Supplemental Indenture No. 5 and the 2024 Notes Supplemental Indenture No. 5 (collectively, the “Senior Notes Supplemental Indentures”) with the Trustee and Data Domain LLC, Isilon Systems LLC, Likewise Software LLC, RSA Security LLC, Dell DFS Group Holdings L.L.C. and Dell Global Holdings XV L.L.C., each a wholly-owned subsidiary of the Company (collectively, the “New

Guarantors”), pursuant to which the New Guarantors agreed to unconditionally guarantee, on a joint and several basis, the Issuers’ obligations under the Base Indenture, dated as of June 22, 2016 (the “Senior Notes Base Indenture”), as supplemented by (i) the 2021 Notes Supplemental Indenture No. 1, dated as of June 22, 2016, (ii) the First Supplemental Indenture, dated as of September 6, 2016, (iii) the 2021 Notes Supplemental Indenture No. 2, dated as of September 7, 2016, (iv) the 2021 Notes Supplemental Indenture No. 3, dated as of September 7, 2016, (v) the 2021 Notes Supplemental Indenture No. 4, dated as of May 23, 2017, (vi) the 2024 Notes Supplemental Indenture No. 1, dated as of June 22, 2016, (vii) the First Supplemental Indenture, dated as of September 6, 2016, (viii) the 2024 Notes Supplemental Indenture No. 2, dated as of September 7, 2016, (ix) the 2024 Notes Supplemental Indenture No. 3, dated as of September 7, 2016 and (x) the 2024 Notes Supplemental Indenture No. 4, dated as of May 23, 2017 (the supplemental indentures referred to in clauses (i) through (x), together with the Senior Notes Base Indenture and the Senior Notes Supplemental Indentures, the “Senior Notes Indenture”), in the case of the supplemental indentures referred to in clauses (i) through (v), providing for the issuance of $1,625,000,000 aggregate principal amount of 5.875% Senior Notes due 2021 and in the case of the supplemental indentures referred to in clauses (vi) through (x), providing for the issuance of $1,625,000,000 aggregate principal amount of 7.125% Senior Notes due 2024, by and among the Issuers, the guarantors party thereto and the Trustee, and (2) the 2019 Notes Supplemental Indenture No. 5, the 2021 Notes Supplemental Indenture No. 5, the 2023 Notes Supplemental Indenture No. 5, the 2026 Notes Supplemental Indenture No. 5, the 2036 Notes Supplemental Indenture No. 5 and the 2046 Notes Supplemental Indenture No. 5 (collectively, the “Secured Notes Supplemental Indenture”) with the Trustee, the Notes Collateral Agent and the New Guarantors, pursuant to which the New Guarantors agreed to unconditionally guarantee, on a joint and several basis, the Issuers’ obligations under the Base Indenture, dated as of June 1, 2016 (the “Secured Notes Base Indenture”), as supplemented by (i) the Supplemental Indenture No. 1 for each series of Secured Notes (as defined below), dated as of June 1, 2016, (ii) the First Supplemental Indenture, dated as of September 6, 2016, (iii) the Supplemental Indenture No. 2 for each series of Notes, dated as of September 7, 2016, (iv) the Supplemental Indenture No. 3 for each series of Notes, dated as of September 7, 2016 and (v) the Supplemental Indenture No. 4 for each series of Notes, dated as of May 23, 2017 (the supplemental indentures referred to in clauses (i) through (v), together with the Secured Notes Base Indenture and the Secured Notes Supplemental Indenture, the “Secured Notes Indenture”), providing for the issuance of $3,750,000,000 aggregate principal amount of 3.480% First Lien Notes due 2019, $4,500,000,000 aggregate principal amount of 4.420% First Lien Notes due 2021, $3,750,000,000 aggregate principal amount of 5.450% First Lien Notes due 2023, $4,500,000,000 aggregate principal amount of 6.020% First Lien Notes due 2026, $1,500,000,000 aggregate principal amount of 8.100% First Lien Notes due 2036 and $2,000,000,000 aggregate principal amount of 8.350% First Lien Notes due 2046 (collectively, the “Secured Notes”), respectively, in each case, by and among the Issuers, the guarantors party thereto, the Trustee and the Notes Collateral Agent.

In addition, on March 20, 2019, the New Guarantors also executed a joinder agreement (the “Joinder Agreement”) to the Registration Rights Agreement, dated as of June 1, 2016, among the Issuers, the guarantors party thereto and the initial purchasers party thereto with respect to the Secured Notes, which was filed as Exhibit 4.4 to the Company’s Current Report on Form 8-K filed with the SEC on September 9, 2016.

The foregoing summaries of the Senior Notes Supplemental Indentures, the Secured Notes Supplemental Indenture and the Joinder Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of such documents filed as Exhibits 4.9 and 4.10, 4.11 and 4.12, respectively, to this Current Report on Form 8-K, which documents are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the Offering, the Issuers issued and delivered a notice of conditional redemption to holders of the Issuers’ outstanding 3.480% First Lien Notes due 2019 to redeem all $3,750,000,000 in aggregate principal amount thereof at a redemption price equal to 100% of the principal amount thereof plus a “make-whole” premium calculated in accordance with the Senior Notes Indenture, plus accrued and unpaid interest thereon to but excluding the redemption date. The redemption was conditioned upon the Issuers’ receipt of proceeds from the issuance of the Notes in an amount sufficient to pay such redemption price. On March 21, 2019, the Issuers deposited with the Trustee the applicable redemption payments to fund such redemption and thereby redeemed all of such outstanding notes.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following documents are herewith filed as exhibits to this report:

Exhibit No.	Exhibit Description

4.1	Base Indenture, dated as of March 20, 2019, among Dell International L.L.C, EMC Corporation, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee and Notes Collateral Agent

4.2	2024 Notes Supplemental Indenture No. 1, dated as of March 20, 2019, among Dell International L.L.C, EMC Corporation, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee and Notes Collateral Agent

4.3	2026 Notes Supplemental Indenture No. 1, dated as of March 20, 2019, among Dell International L.L.C, EMC Corporation, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee and Notes Collateral Agent

4.4	2029 Notes Supplemental Indenture No. 1, dated as of March 20, 2019, among Dell International L.L.C, EMC Corporation, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee and Notes Collateral Agent

4.5	Registration Rights Agreement, dated as of March 20, 2019, among Dell International L.L.C, EMC Corporation, the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as the representatives for the initial purchasers

4.6	Form of Global Note for 4.000% Senior Notes due 2024 (included in Exhibit 4.2)

4.7	Form of Global Note for 4.900% Senior Notes due 2026 (included in Exhibit 4.3)

4.8	Form of Global Note for 5.300% Senior Notes due 2029 (included in Exhibit 4.4)

4.9	2021 Notes Supplemental Indenture No. 5, dated as of March 20, 2019, among Dell International L.L.C, EMC Corporation, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.10	2024 Notes Supplemental Indenture No. 5, dated as of March 20, 2019, among Dell International L.L.C, EMC Corporation, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.11	Supplemental Indenture No. 5, dated as of March 20, 2019, among Dell International L.L.C, EMC Corporation, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee and Notes Collateral Agent

4.12	Joinder Agreement to the Registration Rights Agreement, dated March 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2019	Dell Technologies Inc.

	By:	/s/ Janet Bawcom
Janet Bawcom
Senior Vice President and Assistant Secretary
(Duly Authorized Officer)